UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2005 Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware                             333-121661-03           06-1442101
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)

600 Steamboat Road, Greenwich, Connecticut                        06830
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (203) 625-2700


(Former name or former address, if changed since last report.)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01  Completion of Acquisition or Disposition of Assets

            On February 28, 2005, a single series of certificates, entitled Soundview Home Loan Trust 2005-1, Asset-Backed Certificates, Series 2005-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2005 (the "Agreement"), between Financial Asset Securities Corp. (the "Depositor"), Select Portfolio Servicing, Inc., as servicer ("SPS") and Deutsche Bank National Trust Company (the "Trustee").

            On March 18, 2005, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Stated Principal Balance equal to $267,127,821.93 with funds on deposit in the pre-funding accounts (the "Group I Pre-Funding Account" and the "Group II Pre-Funding Account"; together the "Pre-Funding Accounts") established pursuant to the Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated March 18, 2005 (the "Instrument"), between the Depositor and the Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Section 8 - Other Events

Item 8.01.  Other Events

Description of the Mortgage Pool

            The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien and second lien, adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). After the Subsequent Transfer Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate Stated Principal Balance of approximately $402,056,073.15, and Group II Mortgage Loans having an aggregate Stated Principal Balance of approximately $375,792,885.48.

            The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Cut-off Date, in the case of the Initial Mortgage Loans, or the applicable Subsequent Cut-off Date, in the case of the Subsequent Mortgage Loans.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



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Exhibit No.                         Description
-----------                         -----------
4.2                                 Subsequent Transfer Instrument, dated as
                                    March 18, 2005 between Financial Asset
                                    Securities Corp. as seller and Deutsche Bank
                                    National Trust Company, as trustee.

99.1 Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date relating to Soundview Home Loan Trust 2005-1, Asset-Backed Certificates, Series 2005-1.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: March 18, 2005

                                      FINANCIAL ASSET SECURITIES CORP.


                                      By:  /s/ Frank Skibo
                                         -----------------------------------
                                      Name:    Frank Skibo
                                      Title:   Managing Director



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                                Index to Exhibits
                                -----------------

                                                               Sequentially
Exhibit No.                         Description                Numbered Page
-----------                         ------------               --------------

4.2              Subsequent Transfer Instrument, dated as
                 March 18, 2005, between Financial Asset
                 Securities Corp. as seller and Deutsche Bank
                 National Trust Company as trustee.

99.1 Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date, relating to Soundview Home Loan Trust 2005-1,
                 Asset-Backed Certificates, Series 2005-1.


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